BJURMAN MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS

     The Prospectus, dated July 29, 1998, of the Bjurman Micro-Cap Growth Fund (the "Fund") is hereby amended to reflect the following new information:

     1. ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT. The Fund has retained Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio, as its new administrator, transfer agent, dividend disbursing agent, shareholder servicing agent and fund accounting agent. Countrywide replaces First Data Investor Services Group, Inc. in these capacities. Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit Industries Inc., a New York Stock Exchange listed company engaged principally in the business of residential mortgage lending.

     Under the Administration Agreement, Countrywide receives a monthly fee at an annual rate of .15% of the average value of the Fund's daily net assets up to $25,000,000, .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000, subject to a minimum fee of $2,000 per month.

     2. UNDERWRITER. The Fund has retained CW Fund Distributors, Inc., 312 Walnut Street, 21st Floor, Cincinnati, Ohio, as the Fund's new principal underwriter. CW Fund Distributors, Inc. replaces FPS Broker Services, Inc. in this capacity.

     3. CUSTODIAN. The Fund has retained Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, as the Fund's new custodian. Star Bank, N.A. replaces The Bank of New York in this capacity.

     4. ADDRESS AND PHONE NUMBER OF FUND. Inquiries concerning the Fund, shareholder accounts, and purchases or redemptions of shares in the Fund should now be addressed to:

          Bjurman Micro-Cap Growth Fund
          Shareholder Services
          P.O. Box 5354
          Cincinnati, Ohio  45201-5354
          1-800-227-7264

     For persons desiring to invest in the Fund by bank wire, you may also open an account and make an initial investment in the Fund by wire. Please telephone the transfer agent for instructions (Nationwide call toll-free 800-227-7264) before wiring funds. Disregard the wire instructions provided on page 11 of the Prospectus.

     For further information concerning purchases or redemptions of Fund shares, see "How Shares May Be Purchased" and "How Shares May Be Redeemed" in the Prospectus.

     THE DATE OF THIS SUPPLEMENT IS DECEMBER 18, 1998.

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                                THE BJURMAN FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 29, 1998
                            REVISED DECEMBER 18, 1998

--------------------------------------------------------------------------------

This Statement of Additional Information dated July 29, 1998, as revised on December 18, 1998, is not a prospectus but should be read in conjunction with the separate Prospectus describing shares of the Bjurman Micro-Cap Growth Fund (the "Fund") dated July 29, 1998, as revised on December 18, 1998. The Prospectus may be amended or supplemented from time to time. No investment in shares should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Fund. A copy of the Prospectus may be obtained without charge from CW Fund Distributors, Inc. (the "Underwriter") or George D. Bjurman & Associates (the "Adviser") at the address and telephone numbers below.



Underwriter:                                                            Adviser:
CW Fund Distributors, Inc.                        George D. Bjurman & Associates
312 Walnut Street, 21st Floor                       10100 Santa Monica Boulevard
Cincinnati, OH  45202                                                 Suite 1200
(513) 629-2000                                        Los Angeles, CA 90067-4103
(800) 227-7264                                                    (310) 553-6577



      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN
 THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN
                 WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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                                TABLE OF CONTENTS

                                                                            PAGE



The Trust and the Fund.........................................................3

Investment Policies and Techniques
   Bankers' Acceptances........................................................3
   Certificates of Deposits....................................................3
   Common Stock................................................................3
   Preferred Stock.............................................................3
   Time Deposits...............................................................3
   Loans of Portfolio Securities...............................................3
   Illiquid Securities.........................................................4
   Repurchase Agreements ......................................................4
   Rule 144A Securities........................................................4
   Futures.....................................................................4
   Other Investments...........................................................5

Investment Restrictions........................................................5

Investment Advisory and Other Services
   Investment Adviser .........................................................6
   Investment Advisory Agreement...............................................6
   Administrator, Transfer Agent and Fund Accountant...........................6
   Underwriter ................................................................7

Trustees and Officers..........................................................8

Principal Shareholders........................................................10

Net Asset Value...............................................................10

Taxes.........................................................................11

Portfolio Transactions and Brokerage Commissions..............................12

Performance Information
   In General.................................................................12
   Total Return Calculation...................................................13
   Performance and Advertisements ............................................13

Other Information
   Limitations on Trustees' Liability.........................................14
   Independent Accountants....................................................14
   Reports to Shareholders....................................................14

Financial Statements..........................................................14

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                             THE TRUST AND THE FUND

This Statement of Additional Information relates to Bjurman Micro-Cap Growth Fund (the "Fund"), a separate series of The Bjurman Funds (the "Trust"), an open-end management investment company established on September 26, 1996 under Delaware law as a Delaware business trust. The Trust Instrument permits the Trust to offer separate series of shares of beneficial interest.

                       INVESTMENT POLICIES AND TECHNIQUES

The  following   supplements  the  information   contained  in  each  respective
Prospectus for the Fund regarding the permitted investments and risk factors and the investment objective and policies of the Fund.

BANKERS' ACCEPTANCES:
Negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Banker's Acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT:
A negotiable interest-bearing instrument with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMON STOCK:
Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

PREFERRED STOCK:
Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors. Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which the Fund invests.

TIME DEPOSITS:
A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

LOANS OF PORTFOLIO SECURITIES:
The Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund

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will only enter into  portfolio  loans after a review by the Adviser,  under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES:
The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Fund's policy is to limit its investment in illiquid securities to a maximum of 15% of total assets at the time of purchase. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities". The Adviser will monitor the liquidity of securities held by the Fund, and report periodically on such determinations to the Board of Trustees.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Investment Company Act of 1940, as amended (the "1940 Act") to be collateralized loans by the Fund to the seller, secured by the securities transferred to the Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which the Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, the Fund could experience a loss. No more than 15% of the Fund's net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The financial institutions with whom the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Fund will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

RULE 144A SECURITIES:
The Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to SEC Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to the Fund's limitation on illiquid investment.

Investing in securities under Rule 144A could have the effect of increasing the levels of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund will limit its investments in illiquid securities including securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act to no more than 15% of the Fund's net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees).

FUTURES:
The Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Fund will not use futures contracts to leverage its assets. Futures contracts deposits may not exceed 5% of the Fund's assets (determined at the time of the transaction) and the Fund's total investment in futures contracts may not exceed 20% of the Fund's total assets.

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

OTHER INVESTMENTS:
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to catagorize the industries in which the Fund invests ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to effect the percentage of asset restrictions above. In most cases the SIC Codes will match the FactSet Codes. Except as set forth under "INVESTMENT OBJECTIVE" and "INVESTMENT POLICIES and STRATEGIES" and "RISK FACTORS" in the Prospectus, the Fund may not:

     1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of the Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

     2. Purchase any security if, as a result of the purchase, 15% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of the Fund's total assets
(including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. The Fund will not purchase securities when borrowings exceed 5% of its total assets;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to one-third of the value of its net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

     5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

     6. Engage in the business of underwriting the securities of others, except to the extent that the Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

     7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Fund does not currently intend to:

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     (i)    Engage in uncovered  short sales of  securities  or maintain a short position;

     (ii)   Purchase   securities  on  margin,   except  for  short-term  credit
            necessary for clearance of portfolio transactions;

     (iii)  Purchase   securities  of  other  investment   companies  except  as
            permitted by the 1940 Act and the rules and regulations thereunder;

     (iv) Invest in companies for the purpose of exercising control or management;

     (v) Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition; and

     (vi) Invest more than 5% of its net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
George D. Bjurman & Associates serves as the Fund's investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970 and is wholly-owned by senior associates and the Bjurman family. G. Andrew Bjurman and O. Thomas Barry, III own 40% and 20%, respectively, of the Adviser and as a result may be deemed to be "control persons" of the Adviser. As of June 30, 1998, The Adviser had approximately $1.5 billion in assets under management.

INVESTMENT ADVISORY AGREEMENT
The Fund and the Adviser have entered into an investment advisory agreement for a two-year period (the "Investment Advisory Agreement"). The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Fund with respect to its investments and shall determine what securities shall be purchased or sold by the Fund. The Prospectus describes the Adviser's duties, compensation and the allocation of expenses between the Fund and the Adviser.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund, or by a majority of the outstanding shares of the Fund on 60-days' written notice to the Adviser.

For providing investment advisory services, the Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its fee and reimburse expenses to the extent that the Fund's total operating expenses, inclusive of distribution expenses, exceed 1.80% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, advisory fees of $21,878 were waived by the Adviser and the Adviser reimbursed the Fund $209,641. Absent such waivers and reimbursements, the total operating expenses of the Fund would have been 13.35% of the Fund's average daily net assets.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
The Fund has retained Countrywide Fund Services, Inc. ("Countrywide") as the Fund's Transfer Agent, Administrator and Fund Accountant. Countrywide maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives for its services as transfer agent a fee payable monthly at an annual

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rate of $20 per account;  provided,  however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Countrywide also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, the Fund pays Countrywide a fee in accordance with the following schedule:

     Average Monthly Net Assets                           Monthly Fee
     --------------------------                           -----------
     $ 0 - $100 million                                     $2,500
     $100 million to $200 million                           $3,500
     $200 million to $300 million                           $4,500
     Over $300 million                                      $5,500 + .001%

The .001% on assets over $300 million represents the asset based fee charged by Countrywide for external pricing services.

In addition, Countrywide is retained to provide administrative services to the Fund. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Countrywide a fee at the annual rate of .15% of the average value of its daily net assets up to $25,000,000, .125% of such assets from $25,000,000 to $50,000,000 and .10% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month.

Prior to December 18, 1998, the Fund retained First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, for administration services. For the fiscal year ended March 31, 1998, the Fund paid First Data Investor Services Group, Inc. $59,145 as compensation for services performed pursuant to the Administration Agreement.

UNDERWRITER
CW Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Fund pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect until December 18, 2000. Thereafter, the Underwriting Agreement will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

Under the terms of the Underwriting Agreement, and in accordance with a distribution plan for the Fund (as described under "Distribution Plan" below), the Fund or the Adviser pays all costs relating to distribution of shares of the Fund, subject to a limit of 0.25% per annum of the average daily net assets of the Fund for payments made directly by the Fund or for payments made to the Adviser by the Fund as reimbursement for distribution expenses incurred by the Adviser.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 90 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

Prior to December 18, 1998, the Fund retained FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania as its principal underwriter. For the fiscal year ended March 31, 1998, FPS Broker Services, Inc. was paid $25,000 for services provided pursuant to the Underwriting Agreement.

Shares of the Fund are subject to a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, the Fund will pay an annual fee of 0.25% of the Fund's average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Fund. From these amounts, the Distributor or the Fund may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance
companies,   investment   counselors  and   broker-dealers  who  assist  in  the
distribution  of  shares  of  the  Fund  or  provide   services  to  the  Fund's
shareholders pursuant to service agreements with the Fund. The Fund intends to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges. Pursuant to such Rules, the Distributor is required to limit aggregate initial sales charges and asset-based sales charges to 6.25% of total gross sales of shares.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of those Trustees that are not interested persons of the Trust or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60-days' written notice and shall terminate automatically in the event of its assignment. The Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purpose of such expenditures.

For the fiscal year ended March 31, 1998, the Fund paid $5,470 for distribution-related expenses pursuant to the Fund's Distribution Plan. Out of that total amount $2,500 was spent on printing and mailing of prospectuses to prospective shareholders and $2,369 was spent as compensation to dealers. No interested person of the Fund or interested Trustee had a direct or indirect financial interest in the operation of the Fund's Distribution Plan.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Fund is indicated by an asterisk.

G. Andrew Bjurman and O. Thomas Barry, III share the office of the presidency of the Trust. They are jointly vested in full executive authority under the Trust's By-Laws.

------------------------------------------------------------------------------------------------------
NAME                            AGE      POSITION WITH THE    PRINCIPAL OCCUPATION
                                         FUND
------------------------------------------------------------------------------------------------------
G. Andrew Bjurman*              50       Co-President;        Mr. Bjurman joined George D. Bjurman &
George D. Bjurman &                      Trustee              Associates when it was founded in 1970
Associates,                                                   as Vice President and Portfolio Manager.
10100 Santa Monica Boulevard,                                 At that time he assumed responsibility
Suite 1200, Los Angeles, CA                                   for the portfolio management of
90067-4103                                                    institutional accounts. From 1974 to
                                                              1978 he acted as Executive Vice
                                                              President and Senior Portfolio Manager.
                                                              In 1978 he assumed his present
                                                              responsibilities as President and Chief
                                                              Executive Officer of the firm. He is
                                                              currently a member of the Adviser's
                                                              Investment Policy Committee. In 1977 he
                                                              became both a Chartered Financial
                                                              Analyst and a Chartered Investment
                                                              Counselor.
------------------------------------------------------------------------------------------------------
O. Thomas Barry, III, *         53       Co-President;        Vice President and in 1985 he also
George D. Bjurman &                      Trustee              became Chief Investment Officer. Prior
Associates,                                                   to joining the firm, Mr. Barry acted as
10100 Santa Monica Boulevard,                                 Senior Investment Officer and Portfolio
Suite 1200, Los Angeles, CA                                   Manager for Security Pacific National
90067-4103                                                    Bank in Los Angeles and was a member of
                                                              the Stock Selection Committee. In 1977
                                                              he became a Chartered Financial Analyst
                                                              and in 1978 a Chartered Investment
                                                              Counselor.
------------------------------------------------------------------------------------------------------
Donald W. Hudson, Jr.           53       Trustee;             Mr. Hudson has been a Senior Vice-
CB Commercial Real Estate                Chairman of Audit    President of CB Commercial Real Estate
21700 Oxnard Street                      Committee            since 1993. Prior to that Mr. Hudson was
Suite 200                                                     Associate Vice President of Cushman
Woodland Hills, CA 91367                                      Realty, a commercial real estate firm.
------------------------------------------------------------------------------------------------------
Joseph E. Maiolo                60       Trustee              Mr. Maiolo is an industrial real estate
INCO Commercial Brokerage                                     broker/developer. He is a principal of
14700 Firestone Boulevard,                                    INCO Commercial Brokerage, Joseph E.
#111                                                          Maiolo & Associates, Inc. and Penta
La Mirada, CA 90638                                           Pacific Properties, Los Angeles.
------------------------------------------------------------------------------------------------------
William Wallace                 51       Trustee              Mr. Wallace is involved in residential
Wallace Properties                                            real estate. He is Vice President of
5288 South Franklin Circle                                    Wallace Properties.
Greenwood Village, CO 80121
------------------------------------------------------------------------------------------------------

COMPENSATION TABLE
Trustees and Officers

       Aggregate Compensation from Trust for Fiscal Year Ending 3/31/98 1
       ------------------------------------------------------------------

               Joseph E. Maiolo                          $4,500
               Donald W. Hudson, Jr.                     $4,500
               William Wallace                           $4,500
               G. Andrew Bjurman*                        $    0
               O. Thomas Barry, III*                     $    0

* This Trustee is considered an "Interested Person" of the Trust as defined under the 1940 Act.

1    This amount  represents the aggregate  amount of  compensation  paid to the
Trustees for service on the Board of Trustees. There are no other funds in the Fund Complex.

No officer or Trustee of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Adviser a fee of $4,500 per year, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at such meetings.

                             PRINCIPAL SHAREHOLDERS

As of July 1, 1998, the Trustees and officers, as a group, beneficially owned 10,179 shares (2.7%) of the Fund.

As of July 1, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Fund:

     NAME & ADDRESS                                       PERCENTAGE
     --------------                                       ----------

     Charles Schwab & Co., Inc. * 1                       42.0%
     FBO Customers San Francisco, CA

     Donaldson Lufkin & Jenrette 2                        6.9%
     Jersey City, NJ

*    Person deemed to control the Fund within the meaning of the 1940 Act.

1 Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

2 Donaldson Lufkin & Jenrette Securities Corporation is a broker-dealer holding shares for the benefit of its clients.

                                 NET ASSET VALUE

The net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which currently is 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                      TAXES

The following is only a summary of certain federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Paul, Hastings, Janofsky and Walker, LLP, legal counsel to the Fund, has expressed no opinion in respect thereof. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax.

FEDERAL INCOME TAX
The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), court decisions and published administrative materials from the Internal Revenue Service and as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. The Fund has qualified and intends to continue qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By doing so, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, the Fund generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent that it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

In the case of corporate shareholders, distributions from the Fund may qualify for the corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Availability of the dividends-received deduction is subject to certain holding period and debt-financing limitations.

Distributions of net capital gains (i.e, the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to the recipient shareholders as a long-term capital gain, without regard to the length of time a shareholder has held Fund shares. Capital gain distributions are not eligible for the dividends-received deduction referred to in the preceding paragraph.

Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Fund on which a net capital gain distribution has been received are subsequently sold, redeemed or exchanged and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received with respect to such shares.

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, distributions from the Fund (to the extent of its current and accumulated "earnings and profits") generally would be eligible for the corporate dividends-received deduction for corporate shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund does not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Fund will not necessarily be paying the lowest spread available for a particular transaction.

For the fiscal year ended March 31, 1998, the Fund incurred total brokerage commissions of $15,069.

The Fund and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Fund's transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust, if any.

The Fund may invest in securities that are traded exclusively in the over-the-counter market. The Fund may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund is as favorable as possible under prevailing market conditions.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

It is possible that purchases or sales of securities for the Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust, if any. Any transactions in such securities at or about the same time will be allocated among the Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund.

                             PERFORMANCE INFORMATION
IN GENERAL
From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

From time to time, the total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATION
The Fund computes average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                      n
               Average Annual Total Return = P (1 + T)  = ERV

Where:    ERV = ending  redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

          P = hypothetical initial payment of $1,000.

          n = period covered by the computation, expressed in terms of years.

          T = average annual total return.

The Fund computes the aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return = [ (ERV) - 1 ]
                                                 ---
                                                  P

Where:    ERV = ending  redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

          P = hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Based upon the foregoing calculations, the average annual total return for the Bjurman Micro-Cap Growth Fund for the fiscal year ended March 31, 1998 was 70.17%.

PERFORMANCE AND ADVERTISEMENTS
From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

In assessing such comparisons of yield, return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures.

                                OTHER INFORMATION

LIMITATION OF TRUSTEES' LIABILITY
The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustee's liability is further subject to the limitations imposed by the 1940 Act.

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California, 90017-2472, has been selected as the independent accountants for the Fund.
Deloitte & Touche LLP provides audit and tax services. The books of the Fund will be audited at least once a year by Deloitte & Touche LLP.

REPORTS TO SHAREHOLDERS
Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountants. Inquiries regarding the Fund may be directed to Countrywide Fund Services, Inc. at (800) 227-7264.

                              FINANCIAL STATEMENTS

The Fund's audited annual financial statements, including the notes thereto, dated March 31, 1998, are incorporated by reference from the Fund's March 31, 1998 Annual Report to Shareholders.